UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2022

MERSANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38129	04-3562403
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Memorial Drive Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 498-0020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MRSN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 27, 2022 (the “Amendment Date”), Mersana Therapeutics, Inc. (the “Company”) entered into a Third Amendment to Loan and Security Agreement (the “Third Amendment”), by and among the Company, Oxford Finance LLC, in its capacity as collateral agent (in such capacity, the “Agent”) and a lender, Silicon Valley Bank as a lender, and the other parties thereto as lenders (collectively, the “Lenders”). The Third Amendment further amended that certain Loan and Security Agreement dated as of October 29, 2021 by and among the Company, the Lenders and the Agent (as amended by the First Amendment to Loan and Security Agreement dated as of February 17, 2022 and the Second Amendment to Loan and Security Agreement dated as of October 17, 2022, the “Loan Agreement”).

The Third Amendment lowered the total aggregate principal amount of the tranche A term loan from $60.0 million to $40.0 million leaving $15.0 million of availability as of the Amendment Date, extended the period in which the Company could draw on the tranche A term loan from December 31, 2022 to June 30, 2023, increased the aggregate principal amount of the contingent tranche B term loan from $20.0 million to $40.0 million, and extended the period in which the Company may draw the contingent tranche B term loan from June 30, 2023 to September 30, 2023, subject to satisfaction of certain milestones. The Third Amendment also extended from five business days to 10 business days the notification period required for the Company to request a disbursement. On the Amendment Date, the Company paid an amendment fee in the amount of $150,000 to the Lenders. The Third Amendment did not otherwise modify the Company’s payment obligations under the Loan Agreement.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2022.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERSANA THERAPEUTICS, INC.

Date: December 27, 2022	By:	/s/ Brian DeSchuytner
Brian DeSchuytner
Senior Vice President, Chief Financial Officer